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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):       January 18, 2000
                                                           ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
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                 (State or other jurisdiction of incorporation)

               0-25636                                 51-0269396
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      (Commission File Number)           (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                             (Zip Code)

                                 (302) 594-4117
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               Registrant's telephone number, including area code

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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a corrected Exhibit 99.1 which shall replace Exhibit 99.1 as originally filed with this Form 8-K.


Item 7.           Financial Statements and Exhibits

                  (c) Exhibits.

                  See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                       By:     /s/ Tracie H. Klein
                                               ------------------------------
                                       Name:   Tracie H. Klein
                                       Title:  First Vice President



Date:  February 16, 2000
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EXHIBIT INDEX

Exhibit   Description                                                                Page
-------   -----------                                                                ----


99.1      The Monthly Statements and other information reflecting the Trust's
          Activities for the Monthly Period ending December 31, 1999...............   5-16

99.2      Monthly Servicer's Certificates*.........................................  17-21

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* Previously filed.